HIGH INCOME

                             Opportunity Fund Inc.

                                                                Quarterly Report
                                                                June 30, 2002

High Income
Opportunity
Fund Inc.

[PHOTO OMITTED]

Heath B. McLendon
Chairman

Dear Shareholder,

We are pleased to provide the nine-month report for the High Income Opportunity Fund Inc. ("Fund") for the period ended June 30, 2002. In this report we summarize what we believe to be the period's prevailing economic conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Shareholder Notice

During the period, the Board of Directors of the Fund approved certain changes to the Fund's management policies in connection with Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of its net assets for investment purposes in high-yielding corporate debt securities and preferred stocks. Previously, the Fund's management policies stated that the Fund would invest at least 65% of its assets in such securities.

Performance Update

During the past nine months, the Fund distributed income dividends to shareholders totaling $0.58 per share. The table on page 2 shows the annualized distribution rate and nine-month total return based on the Fund's June 30, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(1)

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market
      (NYSE) price as determined by supply of and demand for the Fund's shares.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

         Price                     Annualized                  Nine-Month
       Per Share              Distribution Rate(2)           Total Return(2)
       ---------              --------------------           ---------------
      $6.56 (NAV)                    10.43%                      (0.52)%
      $6.16 (NYSE)                   11.10%                      (8.38)%

In comparison, the Lipper Inc. ("Lipper")(3) peer group, the high-current-yield closed-end funds category, returned negative 1.44% for the same period.

Investment Strategy

The Fund seeks a high current income. Capital appreciation is a secondary objective.

Market Overview

At the beginning of the period, the U.S. Federal Reserve Board ("Fed") continued its aggressive easing campaign. By December 2001, short-term interest rates had been lowered to a 40-year low of 1.75%. Encouraged by evidence that the economy was recovering, the Fed has kept the federal funds rate steady since then. As reports on the economy through the first quarter of 2002 indicated that stronger growth was occurring. High-yield bonds were buoyed by the improvement in investor sentiment, increasing strength in the equity markets, and evidence of economic growth.

The high-yield market gained in April due to encouraging economic data and strong mutual fund inflows. However, just as the overall market began to embrace the idea of an economic turnaround at the start of 2002, a new bout of investor risk aversion took hold in response to questionable corporate accounting practices and credit concerns. Disclosure of off-balance sheet debt at Adelphia Communications limited the high-yield market's performance. Additional findings of accounting irregularities at Adelphia, poor first quarter results and concerns about slowing subscriber growth in the wireless telecommunications sector, the downgrading of Worldcom and Qwest to below

----------
(2) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.057 for 12 months. This rate is as of June 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.
(3) Lipper is an independent mutual-fund tracking organization. Average annual returns are based on the nine months ended June 30, 2002, calculated among 7 funds in the high-current-yield closed-end funds category.


--------------------------------------------------------------------------------
2                                          2002 Quarterly Report to Shareholders
investment-grade and concerns about accounting improprieties resulted in a decline of the Salomon Smith Barney High-Yield Market Index(4) in May. In June, Worldcom's disclosure that it improperly accounted for $3.8 billion of expenses significantly damaged already weakened confidence in corporate earnings, causing investors to shun sectors with more complex financials. In addition, weak equity markets, negative mutual fund flows, and increased economic uncertainty contributed to a negative return in June.

As if heightened economic and accounting uncertainties were not enough to pressure equity prices downward, global political development, including escalation of tensions between India and Pakistan and between the Israelis and the Palestinians created yet more market uncertainty. Unnerved by this insecurity, many investors flocked to higher-rated securities.

Activity in the new issue market increased significantly from the first quarter as companies looked to take advantage of a receptive high-yield market and the low interest rate environment. As the market experienced volatility in May and June, investors became more selective in the new issue market, with better quality issuers rewarded and weaker credits struggling to complete transactions.

Market and Fund Outlook

Although the stock market has continued to be volatile, recent economic data has been generally positive, indicating that the economy is improving. We believe that a higher rate of productivity growth has laid the foundation for a short and shallow recession. The deep tax and interest-rate cuts of last year and effects of meaningful cuts in corporate inventories led to robust growth during the first calendar quarter. However, we believe that growth in the second half of 2002 will be more moderate. Consumer spending should remain solid, while improving corporate profits and economic activity should help business investment recover moderately later in the year. We expect inflation will continue to remain low.

Going forward, although we believe valuations in the high-yield market continue to appear attractive, we remain somewhat cautious as we believe that several factors, including: (i) high global default rates and credit-rating downgrades,
(ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) the potential for the Fed interest-rate hikes, (vi) further accounting scares and
(vii) continued equity-market volatility could dampen positive momentum.

----------
(4) Salomon Smith Barney High-Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

Subsequent to the end of the reporting period, the Fund's portfolio management team changed. Going forward, Peter J. Wilby and Beth A. Semmel will co-manage the Fund. Mr. Wilby is a senior portfolio manager responsible for directing investment policy and strategy for emerging markets and high-yield fixed-income portfolios. He has over 20 years of investment experience. Ms. Semmel is a senior portfolio manager and senior trader for high-yield portfolios. She also has over 20 years of investment experience. Mr. Wilby and Ms. Semmel currently manage high-yield portfolios for an affiliate of Smith Barney Fund Management LLC.

Should you have any questions about the High Income Opportunity Fund Inc., please call PFPC Global Fund Services at (800) 331-1710. Thank you for your continued confidence in our investment approach. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman

July 12, 2002

The information provided in this letter represents the opinion of the Fund's portfolio manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sections. Please refer to pages 6 through 23 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.


--------------------------------------------------------------------------------
4                                          2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 35. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


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High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
CORPORATE BONDS AND NOTES -- 94.4%
Advertising/Marketing -- 0.2%
    905,000       BB+    Ackerley Group Inc., Sr. Sub. Notes, Series B,
                           9.000% due 1/15/09                                        $  1,019,256
-------------------------------------------------------------------------------------------------
Aerospace and Defense -- 1.0%
    175,000       B-     Argo-Tech Corp., Company Guaranteed,
                           8.625% due 10/1/07                                             154,875
                         BE Aerospace, Inc., Sr. Sub. Notes, Series B:
  1,375,000       B        8.000% due 3/1/08                                            1,271,875
    950,000       B        8.875% due 5/1/11                                              888,250
  1,600,000       B-     Dunlop Standard Aerospace Holdings, Sr. Notes,
                           11.875% due 5/15/09                                          1,696,000
    525,000       B-     Transdigm Inc., Sr. Sub. Notes, 10.375% due 12/1/08 (b)          540,750
-------------------------------------------------------------------------------------------------
                                                                                        4,551,750
-------------------------------------------------------------------------------------------------
Airlines -- 2.5%
  2,000,000       B      Air Canada, Sr. Notes, 10.250% due 3/15/11                     1,575,000
  9,956,016       B2*    Airplanes Pass-Through Trust, Series D,
                           Company Guaranteed, 10.875% due 3/15/12                        746,701
                         Continental Airlines, Inc., Pass-Through Certificates:
  1,555,000       BBB-     Series 99-2, 7.434% due 9/15/04                              1,437,714
    666,127       BBB-     Series 00-2, 8.312% due 4/2/11                                 625,554
  2,380,000       BB       Series D, 7.568% due 12/1/06                                 2,173,984
                         United Air Lines, Pass-Through Certificates:
    973,920       BBB      Series 00-1, 8.030% due 7/1/11                                 850,792
  2,268,135       BBB+     Series 00-2, 7.811% due 10/1/09                              1,980,456
                           Series 01-1:
  1,045,000       BB+        6.831% due 9/1/08                                            804,615
    460,000       BBB+       6.932% due 9/1/11                                            366,202
    952,965       A-     US Airways, Pass-Through Trust, Series 99-1,
                           8.360% due 1/20/19++                                           912,547
-------------------------------------------------------------------------------------------------
                                                                                       11,473,565
-------------------------------------------------------------------------------------------------
Alternative Power Generation -- 2.3%
                         The AES Corp.:
  3,455,000       BB-      Sr. Notes, 9.500% due 6/1/09                                 2,297,575
  1,300,000       B        Sr. Sub. Notes, 10.250% due 7/15/06                            682,500
                         Calpine Corp.:
  3,920,000       B+       Company Guaranteed, 8.500% due 5/1/08                        2,704,800
                           Sr. Notes:
    870,000       B+         8.750% due 7/15/07                                           613,350
  6,590,000       B+         8.625% due 8/15/10                                         4,316,450
-------------------------------------------------------------------------------------------------
                                                                                       10,614,675
-------------------------------------------------------------------------------------------------
Apparel/Footwear -- 1.3%
                         Levi Strauss Co.:
    955,000       BB-      Notes, 7.000% due 11/1/06                                      797,425
    750,000       BB-      Sr. Notes, 11.625% due 1/15/08                                 716,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Apparel/Footwear -- 1.3% (continued)
    525,000       BB     Russell Corp., Sr. Notes, 9.250% due 5/1/10 (b)             $    543,375
  1,060,000       BBB-   Tommy Hilfiger USA Inc., Company Guaranteed,
                           6.500% due 6/1/03                                            1,067,388
  1,360,000       B-     Tropical Sportswear International Corp., Series A,
                           Company Guaranteed, 11.000% due 6/15/08                      1,441,600
  1,195,000       B-     William Carter, Series B, Company Guaranteed,
                           10.875% due 8/15/11                                          1,314,500
-------------------------------------------------------------------------------------------------
                                                                                        5,880,538
-------------------------------------------------------------------------------------------------
Apparel/Footwear Retail -- 0.5%
    525,000       BB+    The Gap Inc., Notes, step bond to yield
                           8.150% due 12/15/05                                            537,531
  1,745,000       CCC    J Crew Operating Corp., Sr. Sub. Notes,
                           10.375% due 10/15/07                                         1,518,150
-------------------------------------------------------------------------------------------------
                                                                                        2,055,681
-------------------------------------------------------------------------------------------------
Auto Parts: O.E.M. -- 2.1%
    350,000       Ba3*   American Axle & Manufacturing Inc., Company Guaranteed,
                           9.750% due 3/1/09                                              372,750
    695,000       Ba1*   Arvin Capital I, Company Guaranteed, 9.500% due 2/1/27           692,279
                         Collins & Aikman Products Co.:
    520,000       B        Company Guaranteed, 11.500% due 4/15/06                        495,300
  1,545,000       B        Sr. Notes, 10.750% due 12/31/11 (b)                          1,560,450
                         Dana Corp.:
  1,925,000       BB       Notes, 6.500% due 3/1/09                                     1,674,750
    875,000       BB       Sr. Notes, 10.125% due 3/15/10 (b)                             896,875
    880,000       B+     Intermet Corp., Sr. Notes, 9.750% due 6/15/09 (b)                886,600
    175,000       Caa3*  LDM Technologies, Inc., Series B, Company Guaranteed,
                           10.750% due 1/15/07                                            132,125
    875,000       B      Metaldyne Corp., Sr. Notes, 11.000% due 6/15/12 (b)              857,500
     45,000       B-     Prestolite Electric Inc., Company Guaranteed,
                           9.625% due 2/1/08                                               32,175
    885,000       B      Stanadyne Automotive Corp., Series B, Company
                           Guaranteed, 10.250% due 12/15/07                               712,425
    865,000       B      Stoneridge Inc., Sr. Notes, 11.500% due 5/1/12 (b)               877,975
                         Venture Holdings Trust:
    570,000       Caa1*    Series B, Sr. Notes, 9.500% due 7/1/05                         344,850
    570,000       Caa2*    Sr. Sub. Notes, 12.000% due 6/1/09                             225,150
-------------------------------------------------------------------------------------------------
                                                                                        9,761,204
-------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.3%
  1,695,000       BBB    Cooper Tire & Rubber Co., Notes, 7.625% due 3/15/27            1,556,329
-------------------------------------------------------------------------------------------------
Beverages: Non-Alcoholic -- 0.2%
    875,000       B+     Cott Beverages Inc., Company Guaranteed,
                           8.000% due 12/15/11                                            888,125
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Broadcasting -- 3.0%
  4,655,000       B-     Emmis Escrow Co., Sr. Discount Notes,
                           step bond to yield 12.349% due 3/15/11                    $  3,374,875
  3,140,000       B-     LIN Holdings Corp., Sr. Discount Notes,
                           step bond to yield 13.577% due 3/1/08                        2,904,500
                         Paxson Communications Corp., Company Guaranteed:
  1,715,000       B-       10.750% due 7/15/08                                          1,654,975
  1,370,000       B-       Step bond to yield 12.309% due 1/15/09                         784,325
    175,000       B3*    Pegasus Communications Corp., Series B, Sr. Notes,
                           9.625% due 10/15/05                                             79,625
  1,485,000       B      Sinclair Broadcast Group, Inc., Company Guaranteed,
                           8.750% due 12/15/11                                          1,492,425
    850,000       B-     Spanish Broadcasting System, Inc., Company Guaranteed,
                           9.625% due 11/1/09                                             879,750
  1,130,000       CCC+   XM Satellite Radio Inc., Secured Notes,
                           14.000% due 3/15/10                                            536,750
                         Young Broadcasting Inc., Company Guaranteed:
  1,310,000       B        8.500% due 12/15/08 (b)                                      1,310,000
    790,000       B-       10.000% due 3/1/11                                             703,100
-------------------------------------------------------------------------------------------------
                                                                                       13,720,325
-------------------------------------------------------------------------------------------------
Building Products -- 1.1%
    560,000       B      Amatek Industries Property Ltd., Sr. Sub. Notes,
                           12.000% due 2/15/08                                            580,300
    435,000       B      Associated Materials Inc., Sr. Sub. Notes,
                           9.750% due 4/15/12 (b)                                         448,050
  1,745,000       B-     Atrium Cos. Inc., Series B, Company Guaranteed,
                           10.500% due 5/1/09                                           1,790,806
  2,185,000       B-     Nortek Inc., Series B, Sr. Sub. Notes, 9.875% due 6/15/11      2,217,775
-------------------------------------------------------------------------------------------------
                                                                                        5,036,931
-------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 5.5%
  2,710,000       Ca*    Adelphia Communications Corp., Sr. Discount Notes,
                           Series B, zero coupon due 1/15/08 (c)                          514,900
                         Charter Communications Holdings LLC:
                           Sr. Discount Notes:
 10,855,000       B+         Step bond to yield 12.087% due 1/15/10                     4,939,025
  2,735,000       B+         Step bond to yield 11.668% due 1/15/11                     1,039,300
  2,200,000       B+         Step bond to yield 11.757% due 5/15/11                       781,000
  1,680,000       B+       Sr. Notes, 11.125% due 1/15/11                               1,167,600
                         CSC Holdings Inc.:
    700,000       BB+      Series B, Sr. Notes, 7.625% due 4/1/11                         564,040
  2,130,000       BB-      Sr. Sub. Debentures, 10.500% due 5/15/16                     1,608,150
                         EchoStar Broadband Corp., Sr. Notes:
  3,495,000       B1*      10.375% due 10/1/07                                          3,355,200
  3,045,000       B+       9.125% due 1/15/09 (b)                                       2,801,400
  1,405,000       B+       9.375% due 2/1/09                                            1,306,650

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Cable/Satellite TV -- 5.5% (continued)
  2,630,000       B-     Insight Communications Co., Inc., Sr. Discount Notes,
                           step bond to yield 13.766% due 2/15/11                    $  1,144,050
    375,000(EUR)  CCC+   Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10                  129,546
                         Pegasus Communications Corp.:
    870,000       CCC+     Sr. Discount Notes, step bond to yield
                             19.102% due 3/1/07                                           265,350
    710,000       B3*      Sr. Notes, Series B, 9.750% due 12/1/06                        323,050
  4,500,000       Ba1*   Rogers Cablesystems, Ltd., Company Guaranteed,
                           11.000% due 12/1/15                                          4,882,500
  1,420,000(GBP)  CCC-   TeleWest Communications PLC, Sr. Notes,
                           5.250% due 2/19/07 (b)                                         813,206
-------------------------------------------------------------------------------------------------
                                                                                       25,634,967
-------------------------------------------------------------------------------------------------
Casinos/Gaming -- 3.4%
  1,360,000       B-     Alliance Gaming Corp., Series B, Company Guaranteed,
                           10.000% due 8/1/07                                           1,421,200
    870,000       B-     Ameristar Casinos Inc., Company Guaranteed,
                           10.750% due 2/15/09                                            937,425
                         Mandalay Resort Group:
  1,725,000       BB-      Series B, Sr. Sub. Notes, 10.250% due 8/1/07                 1,817,719
    700,000       BB-      Sr. Sub. Debentures, 7.625% due 7/15/13                        647,500
  2,050,000       BB+    MGM Mirage, Company Guaranteed,
                           8.375% due 2/1/11                                            2,070,500
  2,545,000       BB+    Park Place Entertainment Corp., Sr. Sub. Notes,
                           8.125% due 5/15/11                                           2,545,000
  1,780,000       B+     Station Casinos, Inc., Sr. Sub. Notes,
                           8.875% due 12/1/08                                           1,815,600
    975,000       B+     Sun International Hotels, Ltd., Company Guaranteed,
                           8.625% due 12/15/07                                            996,938
  3,540,000       B-     Venetian Casino Resort LLC, Second Mortgage Notes,
                           11.000% due 6/15/10 (b)                                      3,579,825
-------------------------------------------------------------------------------------------------
                                                                                       15,831,707
-------------------------------------------------------------------------------------------------
Chemicals - Agricultural -- 0.9%
  1,750,000       Ba1*   IMC Global Inc., Series B, Company Guaranteed,
                           11.250% due 6/1/11                                           1,898,750
    170,000       BB-    Terra Capital Inc., Company Guaranteed,
                           12.875% due 10/15/08                                           175,100
  2,395,000       B      Terra Industries, Inc., Series B, Sr. Notes,
                           10.500% due 6/15/05                                          2,119,575
-------------------------------------------------------------------------------------------------
                                                                                        4,193,425
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Chemicals - Major Diversified -- 1.6%
                         Huntsman ICI Holdings LLC:
 19,410,000       B-       Sr. Discount Notes, zero coupon due 12/31/09              $  4,755,450
    870,000       B        Sr. Notes, 9.875% due 3/1/09 (b)                               876,525
  1,920,000       B      Texas Petrochemical Corp., Sr. Sub. Notes,
                           11.125% due 7/1/06                                           1,564,800
-------------------------------------------------------------------------------------------------
                                                                                        7,196,775
-------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 2.7%
  1,020,000       Ba2*   Airgas Inc., Company Guaranteed, 9.125% due 10/1/11            1,081,200
  1,720,000       B-     Avecia Group PLC, Company Guaranteed,
                           11.000% due 7/1/09                                           1,720,000
                         ISP Holdings, Inc.:
  1,750,000       BB-      Company Guaranteed, Series B, 10.250% due 7/10/11            1,793,750
  1,715,000       B+       Secured Notes, 10.625% due 12/15/09 (b)                      1,706,425
  1,745,000       BB     Lyondell Chemical Co., Bonds, 11.125% due 7/15/12              1,740,637
  2,560,000(EUR)  B+     Messer Griesheim Holdings AG, Sr. Notes,
                           10.375% due 6/1/11                                           2,708,093
    700,000       BBB-   Methanex Corp., Sr. Notes, 8.750% due 8/15/12                    717,500
  1,030,000       B+     Om Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11             1,071,200
-------------------------------------------------------------------------------------------------
                                                                                       12,538,805
-------------------------------------------------------------------------------------------------
Coal -- 0.4%
  1,790,000       BB     Luscar Coal Inc., Sr. Notes, 9.750% due 10/15/11               1,933,200
-------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.3%
  1,210,000       BB     Mail-Well I Corp., Company Guaranteed,
                           9.625% due 3/15/12 (b)                                       1,222,100
-------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.2%
    860,000       B+     American Achievement Corp., Series B, Company
                           Guaranteed, 11.625% due 1/1/07                                 891,175
    175,000       B-     Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07           153,125
-------------------------------------------------------------------------------------------------
                                                                                        1,044,300
-------------------------------------------------------------------------------------------------
Consumer Sundries -- 0.8%
                         American Greetings Corp.:
  1,220,000       BBB-     Notes, 6.100% due 8/1/28                                     1,113,250
    790,000       BB+      Sr. Sub. Notes, 11.750% due 7/15/08                            869,000
    620,000       B-     Packaged Ice Inc., Series B, Company Guaranteed,
                           9.750% due 2/1/02                                              520,800
  1,395,000       BB     Sola International Inc., Notes, 6.875% due 3/15/08             1,237,463
-------------------------------------------------------------------------------------------------
                                                                                        3,740,513
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Containers/Packaging -- 4.0%
  3,420,000       BB     Owens-Brockway Glass Container, Inc., Secured Notes,
                           8.875% due 2/15/09 (b)                                    $  3,437,100
  3,015,000       B+     Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05             2,819,025
    245,000       B-     Pliant Corp., Company Guaranteed, 13.000% due 6/1/10             256,637
  1,550,000       BBB    Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)                1,478,223
  6,810,000       B      Stone Container Finance Corp., Company Guaranteed,
                           11.500% due 8/15/06 (b)                                      7,388,850
  1,790,000       B-     Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                           10.500% due 9/1/03                                           1,727,350
  1,385,000       B-     Tekni-Plex Inc., Series B, Company Guaranteed,
                           12.750% due 6/15/10                                          1,440,400
-------------------------------------------------------------------------------------------------
                                                                                       18,547,585
-------------------------------------------------------------------------------------------------
Contract Drilling -- 0.5%
    410,000       B-     Parker Drilling Co., 5.500% due 8/1/04                           390,012
  1,890,000       BB     Pride International Inc., Sr. Notes, 10.000% due 6/1/09        2,031,750
-------------------------------------------------------------------------------------------------
                                                                                        2,421,762
-------------------------------------------------------------------------------------------------
Department Stores -- 0.9%
                         J.C. Penney Co. Inc.:
    860,000       BBB-     Debentures, 6.900% due 8/15/26                                 866,748
  1,285,000       BBB-     Notes, 6.125% due 11/15/03                                   1,291,935
  1,944,000       BB     Saks Inc., Company Guaranteed, 9.875% due 10/1/11              1,963,440
-------------------------------------------------------------------------------------------------
                                                                                        4,122,123
-------------------------------------------------------------------------------------------------
Drugstore Chains -- 0.4%
                         Rite Aid Corp.:
  1,845,000       B-       Notes, 7.125% due 1/15/07                                    1,300,725
    880,000       B-       Sr. Notes, 7.625% due 4/15/05                                  673,200
-------------------------------------------------------------------------------------------------
                                                                                        1,973,925
-------------------------------------------------------------------------------------------------
Electric Utilities -- 2.2%
    875,000       BB+    Avista Corp., Sr. Notes, 9.750% due 6/1/08                       919,389
                         CMS Energy Corp., Sr. Notes:
  1,120,000       BB       7.625% due 11/15/04                                            840,497
  1,005,000       BB       9.875% due 10/15/07                                            754,595
  1,750,000       BBB-   Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08          1,743,604
  3,415,000       Ba2*   Mission Energy Holding Co., Secured Notes,
                           13.500% due 7/15/08                                          3,449,150
  3,150,000       BBB    Orion Power Holdings Inc., Sr. Notes, 12.000% due 5/1/10       2,661,750
-------------------------------------------------------------------------------------------------
                                                                                       10,368,985
-------------------------------------------------------------------------------------------------
Electrical Products -- 0.4%
  2,060,000       Baa2*  Thomas & Betts Corp., Series MTN, Notes,
                           6.625% due 5/7/08                                            1,915,646
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Electronic Components -- 1.3%
                         Celestica International Inc.:
  2,121,000       Ba2*     Sr. Sub. Notes, 10.500% due 12/31/06                      $  2,216,445
  2,555,000       Ba2*     Sub. Notes, zero coupon due 8/1/20                           1,089,069
  4,405,000       Ba2*   Sanmina Co., zero coupon due 9/12/20                           1,629,850
  1,730,000       BB     Solectron Corp., zero coupon due 5/8/20                        1,020,700
-------------------------------------------------------------------------------------------------
                                                                                        5,956,064
-------------------------------------------------------------------------------------------------
Electronic Production Equipment -- 0.2%
  1,980,000       B-     Amkor Technologies Inc., 5.000% due 3/15/07                    1,004,850
-------------------------------------------------------------------------------------------------
Electronics Distributors -- 0.4%
  1,885,000       Baa1*  Arrow Electronic Inc., Debentures, 6.875% due 6/1/18           1,650,815
-------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.6%
  1,400,000       CCC    Remington Product Co., LLC, Sr. Notes, Series B,
                           11.000% due 5/15/06                                          1,078,000
                         Salton Inc.:
    185,000       B        Company Guaranteed, 10.750% due 12/15/05                       186,850
  1,450,000       B        Sr. Sub. Notes, 12.500% due 4/15/08                          1,493,500
-------------------------------------------------------------------------------------------------
                                                                                        2,758,350
-------------------------------------------------------------------------------------------------
Engineering and Construction -- 0.4%
    905,000       B+     Integrated Electrical Services, Inc., Series B, Company
                           Guaranteed, 9.375% due 2/1/09                                  873,325
  3,305,000       NR     Metromedia Fiber Network, Inc., Sr. Notes,
                           14.000% due 3/15/07 (c)                                      1,156,750
-------------------------------------------------------------------------------------------------
                                                                                        2,030,075
-------------------------------------------------------------------------------------------------
Environmental Services -- 2.1%
                         Allied Waste Corp., Series B, Company Guaranteed:
  2,580,000       BB-      8.500% due 12/1/08                                           2,502,600
  1,400,000       BB-      7.875% due 1/1/09                                            1,351,000
  3,680,000       B+       10.000% due 8/1/09                                           3,634,294
    435,000       B      Synagro Technologies Inc., Sr. Sub. Notes,
                           9.500% due 4/1/09 (b)                                          448,050
  1,975,000       B+     URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09        1,984,875
-------------------------------------------------------------------------------------------------
                                                                                        9,920,819
-------------------------------------------------------------------------------------------------
Finance/Rental/Leasing -- 1.8%
  2,845,000       BBB-   Avis Group Holdings Inc., Company Guaranteed,
                           11.000% due 5/1/09                                           3,115,275
  1,050,000       B      Penhall International Inc., Company Guaranteed,
                           12.000% due 8/1/06                                           1,002,750
  2,450,000       BB     United Rentals Inc., Series B, Company Guaranteed,
                           10.750% due 4/15/08                                          2,633,750
  1,705,000       B-     Williams Scotsman Inc., Company Guaranteed,
                           9.875% due 6/1/07                                            1,636,800
-------------------------------------------------------------------------------------------------
                                                                                        8,388,575
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Financial Conglomerates -- 0.9%
 11,862,000       NR     Finova Group Inc., Notes, 7.500% due 11/15/09               $  3,973,770
-------------------------------------------------------------------------------------------------
Food Distributors -- 0.5%
                         Fleming Cos. Inc., Company Guaranteed:
    700,000       BB-      10.125% due 4/1/08                                             714,000
  1,710,000       B+       Series D, 10.625% due 7/31/07                                1,684,350
-------------------------------------------------------------------------------------------------
                                                                                        2,398,350
-------------------------------------------------------------------------------------------------
Food Retail -- 0.4%
  1,565,000       BB     Great Atlantic & Pacific Tea Co., Notes,
                           7.750% due 4/15/07                                           1,447,625
    525,000       B      Roundy's, Inc., Sr. Sub. Notes, 8.875% due 6/15/12 (b)           526,313
-------------------------------------------------------------------------------------------------
                                                                                        1,973,938
-------------------------------------------------------------------------------------------------
Foods - Major Diversified -- 1.1%
    525,000       B-     AgriLink Foods Inc., Company Guaranteed,
                           11.875% due 11/1/08                                            551,250
                         Aurora Foods Inc., Series B, Sr. Sub. Notes:
  4,120,000       CCC      9.875% due 2/15/07                                           2,904,600
  1,420,000       CCC      8.750% due 7/1/08                                              958,500
    995,000       BB-    Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                   879,230
-------------------------------------------------------------------------------------------------
                                                                                        5,293,580
-------------------------------------------------------------------------------------------------
Foods - Meat/Fish/Dairy -- 0.6%
    785,000       B      American Seafood Group LLC, Sr. Sub. Notes,
                           10.125% due 4/15/10 (b)                                        796,775
    880,000       BB     Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11 (b)           831,600
  1,000,000       BBB    Tyson Foods Inc., Notes, 7.000% due 1/15/28                      940,773
-------------------------------------------------------------------------------------------------
                                                                                        2,569,148
-------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.7%
    880,000       B      Herbalife International, Inc., Sr. Sub. Notes,
                           11.750% due 7/15/10 (b)                                        884,400
  1,635,000       B2*    Michael Foods, Inc., Series B, Sr. Sub. Notes,
                           11.750% due 4/1/11                                           1,790,325
    705,000       B2*    Mrs. Fields Original Cookies, Series B, Company
                           Guaranteed, 10.125% due 12/1/04                                518,175
-------------------------------------------------------------------------------------------------
                                                                                        3,192,900
-------------------------------------------------------------------------------------------------
Forest Products -- 0.9%
  3,290,000       Ba2*   Louisiana Pacific Corp., Sr. Sub. Notes,
                           10.875% due 11/15/08                                         3,635,450
    525,000       B+     Millar Western Forest Products, Sr. Notes,
                           9.875% due 5/15/08                                             504,000
-------------------------------------------------------------------------------------------------
                                                                                        4,139,450
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Home Furnishings -- 0.3%
    215,000       B-     Sealy Mattress Co., Series B, Company Guaranteed,
                           step bond to yield 10.258% due 12/15/07                   $    212,850
  1,755,000       CCC+   WestPoint Stevens Inc., Sr. Notes,
                           7.875% due 6/15/08                                           1,079,325
-------------------------------------------------------------------------------------------------
                                                                                        1,292,175
-------------------------------------------------------------------------------------------------
Homebuilding -- 2.5%
    875,000       BB     Beazer Homes USA, Inc., Company Guaranteed,
                           8.625% due 5/15/11                                             892,500
                         D.R. Horton Inc.:
  1,140,000       Ba1*     Company Guaranteed, 8.000% due 2/1/09                        1,140,000
    910,000       Ba2*     Sr. Sub. Notes, 9.375% due 3/15/11                             928,200
  1,350,000       BB-    KB Home, Sr. Sub. Notes, 9.500% due 2/15/11                    1,393,875
  1,490,000       BB+    Lennar Corp., Series B, Company Guaranteed,
                           9.950% due 5/1/10                                            1,646,450
  1,015,000       B1*    Meritage Corp., Company Guaranteed, 9.750% due 6/1/11          1,058,138
    650,000       BB+    The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10             706,875
  1,715,000       B+     Schuler Homes, Inc., Company Guaranteed,
                           10.500% due 7/15/11                                          1,843,625
                         Standard Pacific Corp.:
  1,140,000       BB       Sr. Notes, 8.500% due 4/1/09                                 1,137,150
    875,000       Ba3*     Sr. Sub. Notes, 9.250% due 4/15/12                             883,750
-------------------------------------------------------------------------------------------------
                                                                                       11,630,563
-------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.2%
  1,930,000       Caa1*  Magellan Health Services, Inc., Sr. Sub. Notes,
                           9.000% due 2/15/08                                             704,450
-------------------------------------------------------------------------------------------------
Hotels/Resorts/Cruiselines -- 2.4%
  1,550,000       B1*    Courtyard By Marriott II, Series B, Sr. Notes,
                           10.750% due 2/1/08                                           1,598,438
  1,475,000       BBB-   Hilton Hotels Corp., Sr. Notes, 7.950% due 4/15/07             1,531,192
  5,995,000       B+     Intrawest Corp., Sr. Notes, 10.500% due 2/1/10                 6,264,775
    900,000       BB+    Royal Caribbean Cruises Ltd., Sr. Notes,
                           8.750% due 2/2/11                                              847,484
    975,000       B      Vail Resort Inc., Sr. Sub. Notes, 8.750% due 5/15/09             979,875
-------------------------------------------------------------------------------------------------
                                                                                       11,221,764
-------------------------------------------------------------------------------------------------
Household/Personal Care -- 0.5%
    700,000       B+     AKI, Inc., Sr. Notes, 10.500% due 7/1/08                         669,375
  1,410,000       B-     Revlon Consumer Products Corp., Company Guaranteed,
                           12.000% due 12/1/05                                          1,410,000
-------------------------------------------------------------------------------------------------
                                                                                        2,079,375
-------------------------------------------------------------------------------------------------
Industrial Machinery -- 0.2%
    925,000       B      Flowserve Corp., Company Guaranteed,
                           12.250% due 8/15/10                                          1,049,875
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Industrial Specialties -- 0.6%
                         Foamex L.P., Company Guaranteed:
    880,000       B-       9.875% due 6/15/07                                        $    787,600
    870,000       B        10.750% due 4/1/09 (b)                                         891,750
  1,210,000       B      UCAR Finance Inc., Company Guaranteed,
                           10.250% due 2/15/12 (b)                                      1,240,250
-------------------------------------------------------------------------------------------------
                                                                                        2,919,600
-------------------------------------------------------------------------------------------------
Major Telecommunications -- 1.1%
  2,600,000       Ba3*   PamAmSat Corp., Company Guaranteed,
                           8.500% due 2/1/12 (b)                                        2,405,000
                         Qwest Capital Funding, Company Guaranteed:
    870,000       BB       7.625% due 8/3/21                                              452,400
    875,000       BB       7.750% due 2/15/31                                             459,375
  1,775,000       Baa3*  Qwest Corp., Notes, 8.875% due 3/15/12 (b)                     1,588,625
-------------------------------------------------------------------------------------------------
                                                                                        4,905,400
-------------------------------------------------------------------------------------------------
Managed Healthcare -- 0.2%
    700,000       B+     PacifiCare Health Systems, Inc., Sr. Notes,
                           10.750% due 6/1/09 (b)                                         720,125
-------------------------------------------------------------------------------------------------
Marine Shipping -- 0.5%
  1,050,000       BB+    CP Ships Ltd., Sr. Notes, 10.375% due 7/15/12 (b)              1,039,500
    885,000       B-     Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09           668,175
    700,000       B+     Sea Containers Ltd., Series A, Sr. Sub. Debentures,
                           12.500% due 12/1/04                                            698,250
-------------------------------------------------------------------------------------------------
                                                                                        2,405,925
-------------------------------------------------------------------------------------------------
Medical Distributors -- 0.3%
  1,400,000       B      Physician Sales and Service, Company Guaranteed,
                           8.500% due 10/1/07                                           1,410,500
-------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 1.2%
    525,000       B2*    Extendicare Health Services, Sr. Notes,
                           9.500% due 7/1/10 (b)                                          528,281
                         HEALTHSOUTH Corp., Sr. Notes:
    925,000       BBB-     6.875% due 6/15/05                                             922,980
    860,000       BBB-     8.375% due 10/1/11                                             903,000
    875,000       B      Res-Care, Inc., Company Guaranteed,
                           10.625% due 11/15/08                                           813,750
  2,520,000       B      Total Renal Care Holdings, 7.000% due 5/15/09                  2,475,900
-------------------------------------------------------------------------------------------------
                                                                                        5,643,911
-------------------------------------------------------------------------------------------------
Medical Specialties -- 1.8%
                         ALARIS Medical Inc.:
  2,340,000       B-       Company Guaranteed, 9.750% due 12/1/06                       2,316,600
    525,000       B+       Series B, Secured Notes, 11.625% due 12/1/06                   593,250
  1,755,000       B3*    Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                           11.250% due 6/15/09                                          1,776,937

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Medical Specialties -- 1.8% (continued)
  1,965,000       B      Per-Se Technologies Inc., Series B, Company Guaranteed,
                           9.500% due 2/15/05                                        $  1,896,225
  1,730,000       B-     Universal Hospital Services, Inc., Sr. Notes,
                           10.250% due 3/1/08                                           1,738,650
-------------------------------------------------------------------------------------------------
                                                                                        8,321,662
-------------------------------------------------------------------------------------------------
Metal Fabrication -- 0.8%
  1,735,000       CCC+     Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09             1,344,625
  2,680,000       CCC+     Park-Ohio Industries Inc., Sr. Sub. Notes,
                             9.250% due 12/1/07                                         1,835,800
    710,000       BB-      Wolverine Tube, Inc., Company Guaranteed,
                             10.500% due 4/1/09 (b)                                       699,350
-------------------------------------------------------------------------------------------------
                                                                                        3,879,775
-------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 1.7%
  1,560,000       BB-    Intertek Finance PLC, Series B, Company Guaranteed,
                           10.250% due 11/1/06                                          1,647,360
    520,000       B      Johnsondiversey Inc., Sr. Sub. Notes,
                           9.625% due 5/15/12 (b)                                         546,000
  4,770,000       CCC+   Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                           11.000% due 11/1/06                                          4,078,350
  1,900,000       Ba3*   Spherion Corp., 4.500% due 6/1/05                              1,672,000
-------------------------------------------------------------------------------------------------
                                                                                        7,943,710
-------------------------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 0.3%
  1,235,000       CCC+   Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08             1,062,100
    405,000       B-     Eagle Picher Industries, Company Guaranteed,
                           9.375% due 3/1/08                                              336,150
-------------------------------------------------------------------------------------------------
                                                                                        1,398,250
-------------------------------------------------------------------------------------------------
Movies/Entertainment -- 1.9%
                         AMC Entertainment Inc., Sr. Sub. Notes:
  2,670,000       CCC      9.500% due 3/15/09                                           2,656,650
  1,175,000       CCC      9.500% due 2/1/11                                            1,170,594
  5,110,000       B      Premier Parks Inc., Sr. Discount Notes, step bond to yield
                           11.213% due 4/1/08                                           5,007,800
-------------------------------------------------------------------------------------------------
                                                                                        8,835,044
-------------------------------------------------------------------------------------------------
Oil and Gas Pipelines -- 0.8%
  1,400,000       BB-    El Paso Energy Partners, L.P., Company Guaranteed,
                           8.500% due 6/1/11 (b)                                        1,400,000
  2,075,000       BB-    Leviathan Gas Pipeline Partners, L.P., Company Guaranteed,
                           Series B, 10.375% due 6/1/09                                 2,209,875
-------------------------------------------------------------------------------------------------
                                                                                        3,609,875
-------------------------------------------------------------------------------------------------
Oil and Gas Production -- 3.6%
    520,000       B      Denbury Management Inc., Company Guaranteed,
                           9.000% due 3/1/08                                              513,500
  3,640,000       B+     Forest Oil Corp., Company Guaranteed, 10.500% due 1/15/06      3,894,800

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Oil and Gas Production -- 3.6% (continued)
  1,250,000       B      Houston Exploration Co., Sr. Sub. Notes, Series B,
                           8.625% due 1/1/08                                         $  1,287,500
    875,000       B+     Magnum Hunter Resources, Inc., Sr. Notes,
                           9.600% due 3/15/12 (b)                                         905,625
    515,000       B-     Mission Resources Corp., Series C, Company Guaranteed,
                           10.875% due 4/1/07                                             424,875
    875,000       B+     Nuevo Energy Co., Series B, Sr. Sub. Notes,
                           9.500% due 6/12/08                                             885,937
    865,000       BB+    Ocean Energy Inc., Series B, Company Guaranteed,
                           8.375% due 7/1/08                                              916,900
                         Plains Resources Inc., Company Guaranteed:
    690,000       B+       Series B, 10.250% due 3/15/06                                  715,875
    285,000       B+       Series F, 10.250% due 3/15/06                                  295,688
                         Pogo Producing Co., Series B, Sr. Sub. Notes:
    345,000       BB       10.375% due 2/15/09                                            372,600
    520,000       BB       8.250% due 4/15/11                                             522,600
  1,690,000       CCC    Ram Energy Inc., Sr. Notes, 11.500% due 2/15/08                  861,900
    750,000       B-     Range Resources Corp., Company Guaranteed,
                           8.750% due 1/15/07                                             765,000
  1,985,000       B+     Stone Energy Corp., Company Guaranteed,
                           8.750% due 9/15/07                                           2,034,625
    700,000       B      Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12              663,250
                         Vintage Petroleum, Inc.:
  1,210,000       BB-      Sr. Notes, 8.250% due 5/1/12 (b)                             1,194,875
    395,000       B1*      Sr. Sub. Notes, 9.750% due 6/30/09                             387,100
-------------------------------------------------------------------------------------------------
                                                                                       16,642,650
-------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.6%
  1,380,000       BB+    Pennzoil-Quaker State, Company Guaranteed,
                           10.000% due 11/1/08                                          1,623,225
  1,225,000       B+     Tesoro Petroleum Corp., Sr. Sub. Notes,
                           9.625% due 4/1/12 (b)                                        1,127,000
-------------------------------------------------------------------------------------------------
                                                                                        2,750,225
-------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 1.0%
                         Compagnie Generale De Geophysique, Sr. Notes:
  1,020,000       BB       10.625% due 11/15/07                                         1,050,600
    520,000       BB       10.625% due 11/15/07 (b)                                       535,600
    700,000       BB-    Petroleum Helicopters, Series B, Company Guaranteed,
                           9.375% due 5/1/09                                              721,000
    865,000       BB-    Sesi, LLC, Company Guaranteed, 8.875% due 5/15/11                877,975
    525,000       B      Trico Marine Services, Inc., Series B, Sr. Notes,
                           8.875% due 5/15/12 (b)                                         522,375
    960,000       Baa2*  Windsor Petroleum Transport, Notes,
                           7.840% due 1/15/21 (b)                                         785,968
-------------------------------------------------------------------------------------------------
                                                                                        4,493,518
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Other Consumer Services -- 2.2%
  1,370,000       B      Coinmach Corp., Sr. Notes, 9.000% due 2/1/10 (b)            $  1,397,400
  3,380,000       Ba2*   SC International Services, Inc., Series B, Company
                           Guaranteed, 9.250% due 9/1/07                                2,636,400
                         Service Corp. International:
  1,225,000       BB-      Debentures, 7.875% due 2/1/13                                1,117,812
                           Notes:
  1,365,000       BB-        6.875% due 10/1/07                                         1,245,563
  1,715,000       BB-        6.500% due 3/15/08                                         1,534,925
  1,880,000       B+     Stewart Enterprises, Inc., Company Guaranteed,
                           10.750% due 7/1/08                                           2,086,800
-------------------------------------------------------------------------------------------------
                                                                                       10,018,900
-------------------------------------------------------------------------------------------------
Other Metals/Minerals -- 0.4%
  1,710,000       BBB-   Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11               1,766,798
-------------------------------------------------------------------------------------------------
Property Casualty Insurance -- 0.2%
  1,050,000       BB+    PXRE Capital Trust I Corp., Company Guaranteed,
                           8.850% due 2/1/27                                              745,774
-------------------------------------------------------------------------------------------------
Publishing - Books/Magazines -- 1.3%
  5,425,000       BB-    Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11            5,370,750
    700,000       B      Von Hoffman Corp., Company Guaranteed,
                           10.250% due 3/15/09 (b)                                        721,000
-------------------------------------------------------------------------------------------------
                                                                                        6,091,750
-------------------------------------------------------------------------------------------------
Publishing - Newspapers -- 1.6%
    875,000       B+     Garden State Newspapers, Inc., Sr. Sub. Notes, Series B,
                           8.750% due 10/1/09                                             868,437
                         Hollinger International Publishing, Inc.:
                           Company Guaranteed:
  1,300,000       Ba3*       9.250% due 2/1/06                                          1,345,500
  2,070,000       Ba3*       9.250% due 3/15/07                                         2,142,450
  3,213,624       B        Sr. Notes, 12.125% due 11/15/10 (b)                          3,036,875
-------------------------------------------------------------------------------------------------
                                                                                        7,393,262
-------------------------------------------------------------------------------------------------
Pulp and Paper -- 1.8%
  1,730,000       BBB    Bowater Canada Finance, Company Guaranteed,
                           7.950% due 11/15/11                                          1,787,929
                         Buckeye Technologies Inc., Sr. Sub. Notes:
    875,000       B+       9.250% due 9/15/08                                             787,500
  2,930,000       B+       8.000% due 10/15/10                                          2,417,250
  3,395,000       BBB-   Georgia-Pacific Corp., Notes, 7.500% due 5/15/06               3,273,215
-------------------------------------------------------------------------------------------------
                                                                                        8,265,894
-------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 1.5%
    875,000       Ba3*   Crescent Real Estate Equities Co., Sr. Notes,
                           9.250% due 4/15/09 (b)                                         903,342
  1,850,000       BB-    HMH Properties, Inc., Company Guaranteed, Series A,
                           7.875% due 8/1/05                                            1,813,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Real Estate Investment Trust -- 1.5% (continued)
  2,920,000       BB-    Host Marriott L.P., Sr. Notes, 9.500% due 1/15/07           $  2,960,150
    665,000       BBB-   Starwood Hotels and Resorts Worldwide, Inc., Notes,
                           6.750% due 11/15/05                                            657,553
    525,000       BB-    Ventas Realty L.P., Sr. Notes, 9.000% due 5/1/12 (b)             540,750
-------------------------------------------------------------------------------------------------
                                                                                        6,874,795
-------------------------------------------------------------------------------------------------
Recreational Products -- 0.6%
  2,920,000       BB     Hasbro Inc., Debentures, 6.600% due 7/15/28                    2,233,800
    700,000       B      The Hockey Co./Sport Maska Inc., Sr. Secured Notes,
                           11.250% due 4/15/09 (b)                                        703,500
-------------------------------------------------------------------------------------------------
                                                                                        2,937,300
-------------------------------------------------------------------------------------------------
Restaurants -- 1.2%
    885,000       CCC    Advantica Restaurant Group, Sr. Notes,
                           11.250% due 1/15/08                                            695,831
    525,000       B      American Restaurant Group Inc., Series D,
                           Company Guaranteed, 11.500% due 11/1/06                        475,125
  1,400,000       B-     Carrols Corp., Company Guaranteed, 9.500% due 12/1/08          1,393,000
    705,000       CCC+   CKE Restaurants Inc., Company Guaranteed,
                           9.125% due 5/1/09                                              683,850
    445,000       B-     Friendly Ice Cream Corp., Company Guaranteed,
                           10.500% due 12/1/07                                            438,325
    525,000       B+     Perkins Family Restaurants, L.P., Series B, Sr. Notes,
                           10.125% due 12/15/07                                           527,625
  1,395,000       B+     Sbarro Inc., Company Guaranteed, 11.000% due 9/15/09           1,401,975
-------------------------------------------------------------------------------------------------
                                                                                        5,615,731
-------------------------------------------------------------------------------------------------
Savings Banks -- 1.9%
    715,000       B3*    Bay View Capital Corp., Sub. Notes, 9.125% due 8/15/07           700,700
  5,500,000       B3*    Ocwen Capital Trust I Corp., Company Guaranteed,
                           10.875% due 8/1/27                                           4,427,500
  2,600,000       B1*    Ocwen Financial Corp., Notes, 11.875% due 10/1/03              2,600,000
  1,035,000       BB-    Western Financial Bank, Sub. Debentures,
                           9.625% due 5/15/12                                           1,040,175
-------------------------------------------------------------------------------------------------
                                                                                        8,768,375
-------------------------------------------------------------------------------------------------
Semiconductors -- 1.7%
  2,195,000       Ba3*   Cypress Semiconductor Corp., 3.750% due 7/1/05                 1,882,212
  2,765,000       Ba3*   LSI Logic Corp., Notes, 4.000% due 2/15/05                     2,357,162
  2,425,000       B-     TrinQuint Semiconductor, Inc., Sub. Notes,
                           4.000% due 3/1/07                                            1,843,000
  2,185,000       B-     Vitesse Semiconductor Corp., 4.000% due 3/15/05                1,704,300
-------------------------------------------------------------------------------------------------
                                                                                        7,786,674
-------------------------------------------------------------------------------------------------
Services to the Health Industry -- 0.2%
    875,000       B+     US Oncology, Inc., Company Guaranteed,
                           9.625% due 2/1/12                                              853,125
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Specialty Insurance -- 0.3%
  1,680,000       Ba1*   Markel Capital Trust I, Series B, Company Guaranteed,
                           8.710% due 1/1/46                                         $  1,383,786
-------------------------------------------------------------------------------------------------
Specialty Stores -- 1.2%
  1,620,000       B      Advance Stores Co. Inc., Company Guaranteed, Series B,
                           10.250% due 4/15/08                                          1,709,100
  1,400,000       B-     Jo-Ann Stores, Inc., Company Guaranteed,
                           10.375% due 5/1/07                                           1,442,000
                         Pep Boys - Manny, Moe & Jack, Series MTNA, Notes:
    880,000       BB-      6.710% due 11/3/04                                             843,700
    925,000       BB-      6.520% due 7/16/07                                             926,156
    580,000       B-     Petro Stopping Centers Holdings L.P., Sr. Notes,
                           10.500% due 2/1/07                                             559,700
-------------------------------------------------------------------------------------------------
                                                                                        5,480,656
-------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.3%
  2,955,000(EUR)  B+     Colt Telecom Group PLC, 2.000% due 4/3/07 (b)                  1,202,322
  1,555,000       Ca*    GT Group Telecom Inc., Sr. Discount Notes,
                           step bond to yield 15.233% due 2/1/10                           11,662
-------------------------------------------------------------------------------------------------
                                                                                        1,213,984
-------------------------------------------------------------------------------------------------
Steel -- 0.2%
    525,000       B      Steel Dynamics, Inc., Sr. Notes, 9.500% due 3/15/09 (b)          556,500
    880,000       B-     WCI Steel, Inc., Series B, Sr. Notes, 10.000% due 12/1/04        497,200
-------------------------------------------------------------------------------------------------
                                                                                        1,053,700
-------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 1.0%
  1,005,000       Ba2*   Avaya Inc., Secured Notes, 11.125% due 4/1/09                    924,600
  2,820,000       BB-    Nortel Networks Corp., Notes, 6.125% due 2/15/06               1,621,500
  4,040,000       BB     Qwest Capital Funding, Inc., Company Guaranteed,
                           6.875% due 7/15/28                                           2,080,600
-------------------------------------------------------------------------------------------------
                                                                                        4,626,700
-------------------------------------------------------------------------------------------------
Tobacco -- 0.4%
    520,000       BB     Dimon Inc., Company Guaranteed, Series B,
                           9.625% due 10/15/11                                            547,300
  1,075,000       BB     Standard Commercial Tobacco Co. Inc., Company
                           Guaranteed, 8.875% due 8/1/05                                1,112,625
-------------------------------------------------------------------------------------------------
                                                                                        1,659,925
-------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 1.3%
                         Case Corp., Notes:
  1,050,000       BB       7.250% due 8/1/05                                              978,391
    435,000       BB       6.75% due 10/21/07                                             366,620
  1,970,000       B      Columbus McKinnon Corp., Company Guaranteed,
                           8.500% due 4/1/08                                            1,822,250
  1,100,000(EUR)  B+     The Manitowoc Co., Inc., Sr. Subordinated,
                           10.375 due 5/15/11                                           1,160,228

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                        SECURITY                               VALUE
=================================================================================================
Trucks/Construction/Farm Machinery -- 1.3% (continued)
  1,035,000       BB+    Navistar International, Corp., Company Guaranteed,
                           Series B, 9.375% due 6/1/06                               $  1,071,225
    690,000       B+     NMHG Holding Co., Company Guaranteed,
                           10.000% due 5/15/09 (b)                                        703,800
-------------------------------------------------------------------------------------------------
                                                                                        6,102,514
-------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 2.0%
  2,270,000       CCC    AirGate PCS Inc., Sr. Sub. Notes, step bond to yield
                           15.694% due 10/1/09                                            465,350
  1,505,000       CCC    Alamosa PCS Holdings, Inc., Company Guaranteed,
                           step bond to yield 12.701% due 2/15/10                         233,275
                         Crown Castle International Corp.:
  1,760,000       B        Sr. Discount Notes, step bond to yield
                             11.125% due 5/15/11                                          818,400
  1,845,000       B        Sr. Notes, 10.750% due 8/1/11                                1,226,925
  1,640,000       B3*    Dobson Communications Corp./Sygnet Communications
                           Corp., Sr. Notes, 12.250% due 12/15/08                         992,200
    890,000       CCC    Horizon PCS Inc., Company Guaranteed,
                           step bond to yield 14.482% due 10/1/10                         164,650
  7,355,000       B      Nextel Communications, Inc., Sr. Discount Notes,
                           step bond to yield 10.637% due 2/15/08                       3,548,788
                         Nextel Partners, Inc., Sr. Notes:
  1,460,000       B3*      12.500% due 11/15/09                                           620,500
    880,000       B3*      11.000% due 3/15/10                                            354,200
    830,000       BBB+   VoiceStream Wireless Co., Sr. Discount Notes,
                           step bond to yield 11.870% due 11/15/09                        585,150
-------------------------------------------------------------------------------------------------
                                                                                        9,009,438
-------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES
                         (Cost -- $475,196,699)                                       436,002,334
=================================================================================================

   SHARES                                        SECURITY                               VALUE
=================================================================================================
COMMON STOCK -- 0.0%
Food - Major Diversified -- 0.0%
     73,499              Aurora Foods Inc. (d)                                            110,248
-------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      3,736              McLeodUSA Inc., Class A Shares (d)                                 1,569
     20,125              Pagemart Nationwide Inc. (d)                                         201
-------------------------------------------------------------------------------------------------
                                                                                            1,770
-------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
      8,382              Crown Castle International Corp. (d)                              32,941
-------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK
                         (Cost -- $341,941)                                               144,959
=================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

   SHARES                                        SECURITY                               VALUE
=================================================================================================
PREFERRED STOCK -- 0.2%
Aerospace and Defense -- 0.1%
      1,700              Northrop Grumman Corp., 7.250%                              $    225,267
-------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
      4,453              Viasystems Inc., Payment-in-kind, Series B                            45
-------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.0%
      1,400              Broadwing Communications, Inc.                                   213,500
-------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      5,800              Global Crossing Holding Ltd., 6.750% (e)                             290
-------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
     19,800              Crown Castle International Corp., 6.250%                         363,825
      1,120              Dobson Communications Corp., Payment-in-kind,
                           Exchangeable 13.000%                                            52,920
      4,300              Motorola, Inc.                                                   197,241
-------------------------------------------------------------------------------------------------
                                                                                          613,986
-------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK
                         (Cost -- $3,077,057)                                           1,053,088
=================================================================================================
WARRANTS                                         SECURITY                               VALUE
=================================================================================================
WARRANTS -- 0.0%
Broadcasting -- 0.0%
     14,825              UIH Australia/Pacific, Inc., Expires 5/15/06                         148
-------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
      1,765              Merrill Corp., Expires 5/1/09                                        177
-------------------------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
        245              Pliant Corp., Expires 6/1/10                                       2,511
-------------------------------------------------------------------------------------------------
Internet Software/ Services -- 0.0%
      1,705              Cybernet Internet Services International, Inc.,
                           Expires 7/1/09                                                       3
      6,135              WAM!NET Inc., Expires 3/1/05                                          61
-------------------------------------------------------------------------------------------------
                                                                                               64
-------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      1,555              GT Group Telecom Inc., Expires 2/1/10                              2,332
     43,470              Pagemart, Inc., Expires 12/31/03                                     435
      6,975              RSL Communications, Ltd., Expires 11/15/06                           981
-------------------------------------------------------------------------------------------------
                                                                                            3,748
-------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
      1,155              Horizon PCS Inc., Expires 10/1/10                                     58
      6,725              Iridium World Communications Ltd., Expires 7/15/05 (b)                67
      1,185              IWO Holdings Inc., Expires 1/15/11                                   444
-------------------------------------------------------------------------------------------------
                                                                                              569
-------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS
                         (Cost -- $1,383,827)                                               7,217
=================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT       RATING(a)                        SECURITY                               VALUE
=================================================================================================
REPURCHASE AGREEMENT -- 5.4%
$24,900,000              J.P. Morgan Chase & Co., 1.800% due 7/1/02;
                           Proceeds at maturity -- $24,903,735;
                           (Fully collateralized by U.S. Treasury Bonds,
                           7.250% to 13.875% due 5/15/09 to 2/15/20;
                           Market value -- $25,398,000) (Cost -- $24,900,000)        $ 24,900,000
=================================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $504,899,524**)                                    $462,107,598
=================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
++ Subsequent to the reporting period, on August 11, 2002, the company filed for bankruptcy.
(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk(*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security is in default.
(d)   Non-income producing security.
(e)   On January 28, 2002, the company filed for bankruptcy.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 24 for definitions of ratings.

      Currency abbreviations used in this schedule:
      ---------------------------------------------
      EUR -- Euro.
      GBP -- British Pound.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B   -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa     -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca      -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
24                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 2002
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $504,899,524)                        $ 462,107,598
  Cash                                                                          603
  Interest and dividends receivable                                      10,982,020
  Receivable for securities sold                                          6,422,154
-----------------------------------------------------------------------------------
  Total Assets                                                          479,512,375
-----------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                        3,785,032
  Dividends payable                                                       1,014,454
  Management fee payable                                                    467,583
  Accrued expenses                                                           95,192
-----------------------------------------------------------------------------------
  Total Liabilities                                                       5,362,261
-----------------------------------------------------------------------------------
Total Net Assets                                                      $ 474,150,114
===================================================================================
NET ASSETS:
  Par value of capital shares                                         $      72,331
  Capital paid in excess of par value                                   897,242,219
  Overdistributed net investment income                                  (9,189,563)
  Accumulated net realized loss from security transactions             (371,189,198)
  Net unrealized depreciation of investments and foreign currencies     (42,785,675)
-----------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $6.56 per share on 72,330,625 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)        $ 474,150,114
===================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended June 30, 2002

INVESTMENT INCOME:
  Interest                                                         $ 42,269,818
  Dividends                                                             490,134
-------------------------------------------------------------------------------
  Total Investment Income                                            42,759,952
-------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                             4,421,995
  Shareholder and system servicing fees                                  92,049
  Shareholder communications                                             85,014
  Audit and legal                                                        43,330
  Custody                                                                27,795
  Listing fees                                                           19,454
  Pricing service fees                                                   19,338
  Directors' fees                                                         2,417
  Other                                                                  11,421
-------------------------------------------------------------------------------
  Total Expenses                                                      4,722,813
-------------------------------------------------------------------------------
Net Investment Income                                                38,037,139
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Loss From:
    Security transactions (excluding short-term securities)         (75,047,908)
    Foreign currency transactions                                    (1,434,119)
-------------------------------------------------------------------------------
  Net Realized Loss                                                 (76,482,027)
-------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
    Security transactions                                            36,129,194
    Foreign currency transactions                                       398,845
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                            36,528,039
-------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                      (39,953,988)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $ (1,916,849)
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Nine Months Ended June 30, 2002 (unaudited) and the Year Ended September 30, 2001

                                                                 2002             2001
=======================================================================================
OPERATIONS:
  Net investment income                                 $  38,037,139    $  66,303,792
  Net realized loss                                       (76,482,027)    (135,560,175)
  (Increase) decrease in net unrealized depreciation       36,528,039      (19,553,937)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                   (1,916,849)     (88,810,320)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (41,277,681)     (70,580,614)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                         (41,277,681)     (70,580,614)
---------------------------------------------------------------------------------------
Fund Share Transactions (Note 8):
  Net asset value of shares issued
    for reinvestment of dividends                          10,398,434       13,962,090
---------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                10,398,434       13,962,090
---------------------------------------------------------------------------------------
Decrease in Net Assets                                    (32,796,096)    (145,428,844)

NET ASSETS:
  Beginning of period                                     506,946,210      652,375,054
---------------------------------------------------------------------------------------
  End of period*                                        $ 474,150,114    $ 506,946,210
=======================================================================================
*  Includes overdistributed net investment income of:   $  (9,189,563)   $  (3,270,222)
=======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets


--------------------------------------------------------------------------------
28                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and all discounts on all fixed-income securities. The Fund adopted this requirement October 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the nine months ended June 30, 2002, interest income decreased by $371,897, net realized loss decreased by $821,291 and the change in net unrealized depreciation of investments decreased by $449,394. In addition, the Fund recorded an adjustment to decrease the cost of securities and increase overdistributed net investment income by $1,244,680 to reflect the cumulative effect of this change up to the date of the adoption.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and two directors of the Fund are employees of Citigroup or its affiliates.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Investments

During the nine months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $316,282,556
--------------------------------------------------------------------------------
Sales                                                                280,827,496
================================================================================

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $  14,958,557
Gross unrealized depreciation                                       (57,750,483)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (42,791,926)
================================================================================

4. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2002, the Fund did not hold any futures contracts.

5. Options Contracts

Premiums paid when call or put options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or


--------------------------------------------------------------------------------
30                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the nine months ended June 30, 2002, the Fund did not enter into any written call or put option contracts.

6. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             31

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, approximately $174,273,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                            2003          2004          2007          2008          2009
===========================================================================================
Carryforward amounts    $16,017,000   $38,118,000   $11,075,000   $39,806,000   $69,257,000
===========================================================================================

8. Capital Shares

At June 30, 2002, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

Capital stock transactions were as follows:

                                   Nine Months Ended                Year Ended
                                     June 30, 2002              September 30, 2001
                               ------------------------      ------------------------
                                Shares         Amount         Shares         Amount
=====================================================================================
Shares issued on reinvestment  1,444,045    $10,398,434      1,659,328    $13,962,090
-------------------------------------------------------------------------------------
Net Increase                   1,444,045    $10,398,434      1,659,328    $13,962,090
=====================================================================================


--------------------------------------------------------------------------------
32                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                2002(1)       2001        2000        1999        1998        1997
====================================================================================================
Net Asset Value,
  Beginning of Period         $  7.15       $  9.42     $ 10.45     $ 11.24     $ 12.43     $ 11.72
----------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income(2)       0.50          0.94        1.06        1.03        1.08        1.15
  Net realized and
  unrealized gain (loss)(2)     (0.51)        (2.20)      (1.13)      (0.79)      (1.14)       0.68
----------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations               (0.01)        (1.26)      (0.07)       0.24       (0.06)       1.83
----------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                --            --        0.05          --          --          --
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.58)        (1.01)      (1.01)      (1.03)      (1.13)      (1.12)
  Capital                          --            --          --       (0.00)*        --          --
----------------------------------------------------------------------------------------------------
Total Distributions             (0.58)        (1.01)      (1.01)      (1.03)      (1.13)      (1.12)
----------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period               $  6.56       $  7.15     $  9.42     $ 10.45     $ 11.24     $ 12.43
----------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(3)               (8.38)%++     (7.85)%      9.75%      (9.36)%     (1.65)%     18.18%
----------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(3)            (0.52)%++    (14.25)%      0.98%       2.74%      (0.58)%     16.48%
----------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)    $   474       $   507     $   652     $   755     $   810     $   883
----------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                       1.24%+        1.26%       1.22%       1.20%       1.18%       1.21%
  Net investment income(2)       9.96+        11.22       10.21        9.28        8.81        9.63
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate            58%           83%         69%         83%         98%         87%
----------------------------------------------------------------------------------------------------
Market Value,
  End of Period               $ 6.160       $ 7.290     $ 8.938     $ 9.125     $11.125     $12.438
====================================================================================================

(1)   For the nine months ended June 30, 2002 (unaudited).
(2)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the nine months ended June 30, 2002, those amounts would have been $0.52, $0.53 and 10.06% for the net investment income, net realized and unrealized loss and the annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             33

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                         Income      Dividend
                            NYSE        Net Asset       Dividend   Reinvestment
                        Closing Price     Value           Paid         Price
================================================================================
2000
  October 22                $8.63        $10.36          $0.0840      $9.190
  November 18                8.94         10.40           0.0840       8.570
  December 22                8.56         10.49           0.0840       8.490
  January 21                 9.00         10.42           0.0840       8.940
  February 17                8.56         10.35           0.0840       8.430
  March 24                   8.63         10.07           0.0840       8.570
  April 20                   8.63          9.96           0.0840       8.670
  May 19                     8.81          9.71           0.0840       8.850
  June 23                    9.00          9.85           0.0840       9.070
  July 25                    9.50          9.78           0.0840       9.350
  August 22                  9.19          9.76           0.0840       9.230
  September 26               9.94          9.42           0.0840       8.780
2001
  October 24                 7.94          8.99           0.0840       8.200
  November 20                7.88          8.61           0.0840       7.880
  December 26                8.06          8.99           0.0840       8.477
  December 29                8.19          8.50           0.0290       8.500
  January 23                 9.31          9.04           0.0840       9.040
  February 20                9.51          9.07           0.0840       9.070
  March 27                   9.04          8.66           0.0840       8.660
  April 24                   8.85          8.38           0.0810       8.410
  May 22                     9.00          8.41           0.0810       8.550
  June 26                    8.17          7.87           0.0810       7.870
  July 24                    8.30          7.78           0.0780       7.890
  August 28                  8.08          7.78           0.0780       7.780
  September 25               7.13          7.23           0.0780       7.200
2002
  October 23                 7.28          7.24           0.0700       7.240
  November 27                7.24          7.42           0.0700       7.420
  December 24                7.24          7.26           0.0700       7.260
  January 23                 7.63          7.27           0.0650       7.270
  February 19                7.27          7.07           0.0650       7.070
  March 19                   7.50          7.13           0.0650       7.130
  April 23                   7.18          7.13           0.0570       7.130
  May 28                     7.12          7.02           0.0570       7.020
  June 25                    6.33          6.71           0.0570       6.240
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
34                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             35

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
36                                         2002 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
HIGH INCOME

Opportunity Fund Inc.
--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

R. Jay Gerken
Executive Vice President

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC
333 W. 34th Street
New York, New York 10001

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

           [LOGO]

            HIO
           ------
           Listed
           ------
            NYSE
THE NEW YORK STOCK EXCHANGE

HIGH INCOME OPPORTUNITY
FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD01006 8/02
02-3602